Exhibit 99
Investor Presentation
   Second Quarter 2008

$716 million consolidated
revenues(1)
Hospital Rehabilitation Services Division
$159 million revenue - 22% of revenue (1)
• 154 hospital-based programs
• 30 states
• 44,000 inpatient and skilled nursing unit discharges/year (1)
• 1.0 million annual outpatient visits (1)
$108 million revenue - 15% of revenue (1)
Hospital Division
• 5 LTACHs, 6 rehabilitation hospitals (2)
• 1 rehabilitation hospital minority owned (3)
• 7 states (4)
• 521 beds (2) (4)
• 6,200 annual patient discharges (1) (4)
Other Healthcare Services Division
$42 million revenue -  6% of revenue (1)
• Phase 2 Consulting - consulting and care management for hospitals and health systems
• Polaris Group - consulting for long-term care facilities
• VTA Management Services - therapy and nurse staffing for New York
(1) For twelve months ended 6/30/08
(2) Includes Midland, TX facility, which
 closed 8/29/08
(3) Not included in consolidated
 revenues
(4) These statistics include the
 minority-owned rehab hospital
$408 million revenue - 57% of revenue (1)
Contract Therapy Division
• 1,053 skilled nursing facility programs
• 37 states
• 7.4 million annual patient visits (1)
Service Lines

The Contract Therapy division manages skilled nursing facility (SNF) rehab programs that are designed to provide therapy intervention to both short-stay patients and long-term residents with a wide range of conditions, including neurological, orthopedic and other conditions common to the geriatric patient.
Competitive Landscape
 Company
 • Self-Operation
 • RehabCare
 • Aegis Therapies
 • Genesis
 • Kindred - Peoplefirst
 • Sundance
 • Select Medical
 • EnduraCare
 • Skilled Healthcare
 Owned
 >12,000
 0
 N/A
 ~200
 228
 108
 0
 0
 75
Source: Information available from public filings or from company websites
 Managed
 0
 1,053
 N/A
 ~500
 345
 317
 ~ 400
 ~ 300
 114
 Total
 >12,000
 1,053
 >1,000
 ~700
 573
  425
 ~400
 ~300
 189
Contract Therapy
Market Overview
 Market Size
 • 17,000 Medicare certified skilled nursing facilities

 Part B Therapy Caps & Physician Fee Schedule (PFS)
 On July 15, 2008, Congress overrode a Presidential veto to pass the
 Medicare Improvements for Patients and Providers Act of 2008. This law:
 • Reinstates the therapy cap exceptions process for Part B patients through December 31, 2009, which had expired June 30, 2008
 • Continues 0.5% physician increase for 2008 and provides an additional
 1.1% increase for physicians in 2009, in lieu of a scheduled 10.6%
 reduction
 2009 Final Rule
 On July 31, 2008, CMS issued its final rule for SNFs, which goes into effect
 October 1. The final rule delays implementation of a recalibration of RUG
 (Resource Utilization Group) categories and includes a market basket increase of
 3.4% for FY09.
Contract Therapy
Legislative/Regulatory Environment

Contract Therapy
Performance
Dollars in millions	Q2 08	Q1 08	Q4 07	Q3 07
Operating Revenues	$106.3	$104.3	$99.4	$98.3
Operating Earnings	$5.6	$3.8	$4.0(1)	$3.2(1)
Number of Locations End of Period	1,053	1,038	1,064	1,085
 Outlook
 • 4.5 - 5.5% operating earnings margin for the balance of 2008
 • Modest net increase in locations for the remainder of 2008
• Operating revenues increase $2.0 million as a result of 2.0% sequential same store growth and a 0.6% increase in average number of locations
• Operating earnings margin improves from 3.7% to 4.7% sequentially when excluding the positive impact of a $0.6 million non-compete settlement in the second quarter
• Net gain of 15 operating units, the first net gain in two years
(1) Includes favorable net self-insurance accruals of approximately $0.4 million in both Q4 and Q3 that are not expected to be repeated on a go-forward basis. Excluding the favorable adjustments for self-insurance accruals, operating earnings would have been $3.6 million and $2.8 million in Q4 and Q3, respectively.

Acute care hospital-based inpatient rehabilitation facilities (IRFs) in RehabCare’s Hospital
Rehabilitation Services (HRS) division are for patients who require early, intensive therapies (at least 3 hours/day 5 days/week) for recovery from stroke, brain injury, neurological disorders, amputation and other disabling injuries and illnesses. Outpatient therapy programs provide proactive, exercise-oriented therapy with hands-on treatment for individuals of all ages.
 Competitive Landscape (Acute care hospital-based IRFs)
 • Self-Operation
 • RehabCare (107)
 • Horizon Health (Physical Rehab Services) (>20)
 • HealthSouth (11)
 • Milestone(1)
 • TherEx (formerly National Rehab Partners)(1)
(1) Private company or a subsidiary of a public company; number of locations is not available
Source: Information available from public filings or from company websites
Hospital Rehabilitation Services
Market Overview
 Market Size
 • 5,000 acute care hospitals (approximately 1,000 hospital-based IRFs)

Hospital Rehab Services
Performance
Dollars in millions	Q2 08	Q1 08	Q4 07	Q3 07
Operating Revenues	$40.2	$40.2	$38.8	$40.3
Operating Earnings	$5.3	$4.6	$6.0(1)	$6.3(1)
Number of Locations End of Period	154	153	154	154
IRF Discharges	10,309	10,276	10,190	10,173
Percent Qualifying Admissions	65.9%	63.2%	67.7%	66.4%
 Outlook  Note: 2009 Final Rule permanently freezes the IRF 75% Rule at the 60% threshold
 • Modest increase in IRF units during 2008
 • 3 - 5% growth in same store discharges YOY during 2008
 • Continued 12 - 15% operating margins
• Operating revenues remain unchanged at $40.2 million, while operating earnings margin improves by 1.7 percentage point to 13.2%
• Unit count increases by one, after two years of decline
• Pipeline of signed but unopened IRF contracts stands at six, four of which are expected to open in 2008
(1) Includes favorable net self-insurance accruals of approximately $0.6 million and $0.5 million in Q4 and Q3, respectively, that are not expected to be repeated on a go-forward basis. Excluding the favorable adjustments for self-insurance accruals, operating earnings would have been approximately $5.4 million and $5.8 million in Q4 and Q3, respectively.

Inpatient rehabilitation facilities (IRFs) are equipped to treat patients with a wide range of debilitating injuries and illnesses, offering inpatient and outpatient services in a home-like environment. Long-term acute care hospitals (LTACHs) are specialty care hospitals designed for extended stay patients with complex and chronic conditions.
Hospital Division
Description and Locations
Arlington, TX
Providence, RI
St. Louis, MO
N. Kansas City, MO
Reading, PA
Tulsa, OK
Miami, FL
Houston, TX
New Orleans, LA
Amarillo, TX
Midland, TX (closed
Aug. 29, 2008)
Austin, TX
Rome, GA
Lafayette, LA
Peoria, IL
Current locations

Future locations
Kokomo, IN

Existing Hospitals
Announced Projects
Clear Lake Rehabilitation Hospital
Houston, Texas
West Gables Rehabilitation Hospital
Miami, Florida
MeadowBrook Specialty Hospital of Lafayette
Lafayette, Louisiana
MeadowBrook Specialty Hospital of Tulsa
Tulsa, Oklahoma
Arlington Rehabilitation Hospital
Arlington, Texas
Louisiana Specialty Hospital
New Orleans, Louisiana
Northwest Texas Rehabilitation Hospital
Amarillo, Texas
Central Texas Rehabilitation Hospital (Phase I)
Austin, Texas
Northland LTACH
35-bed LTACH
North Kansas City, Missouri
(Opened April 2008)
The Specialty Hospital
24-bed LTACH
Rome, Georgia
(Acquired June 2008)
St. Luke's Rehabilitation Hospital
35-bed Rehab
St. Louis, Missouri
(Opening October 2008)
Rehabilitation Hospital of Rhode Island
41-bed Rehab
Providence, Rhode Island
Kokomo, Indiana
26-bed LTACH
Kokomo, Indiana
Greater Peoria Specialty Hospital
50-bed LTACH
Peoria, Illinois
The Reading Hospital and Medical Center
60-bed LTACH
West Reading, Pennsylvania
Providence, Rhode Island
40-bed LTACH
Providence, Rhode Island
Central Texas Rehabilitation Hospital (Phase II)
16-bed expansion/relocation
Austin, Texas
Central Texas Specialty Hospital
40-bed LTACH
Austin, Texas
The Specialty Hospital
21-bed LTACH expansion
Rome, Georgia
05
06
07
08
09
10
Wholly Owned
Joint Venture

Hospital Division
Development Timeline
 • Division established in 2005 with the acquisition of
 MeadowBrook Healthcare
 • 10 existing hospitals, 6 in development, 1 awaiting State
 Attorney General approval, 2 expansions
 • Anticipated 4-6 new projects/year

 Market Size:
 • 240+ IRFs
 Competitive Landscape
 • Select Medical (88)
 • Kindred (83)
 • Regency Hospital (23)
 • Triumph Healthcare (20)
 • LifeCare (20)
 • Vibra Healthcare (12)
 • Cornerstone Healthcare (9)
 • Ernest Health (8)
 • HealthSouth (6)
 • RehabCare (5)
 Market Size:
 • 460+ LTACHs
 Freestanding IRFs
 LTACHs
(1)Includes minority-owned hospital
Source: Information available from public filings or from company websites
Hospital Division
Market Overview
 Competitive Landscape
 • HealthSouth (93)
 • RehabCare (6)(1)
 • Ernest Health (6)
 • Select Medical (4)
 • Vibra Healthcare (4)
 • Centerre (4)

Hospital Division
Performance
Dollars in millions	Q2 08	Q1 08	Q4 07	Q3 07
Operating Revenues	$28.8	$29.2	$25.7	$24.4
Operating Earnings (loss)	$(3.7)	$(0.3)	$(0.8)(1)	$(1.6)(1)

Number of IRFs End of Period	6	6	6	6
IRF Patient Discharges	1,150	1,212	1,104	1,060
60% Compliance Level (Avg)	58.5%	59.7%	63.6%	63.7%

Number of LTACHs End of Period	5	3	3	3
LTACH Patient Discharges	422	416	407	386
 Outlook
 • Expect 10-13% EBITDA margin before corporate overhead in Q4 2008 for group of 7 hospitals in operation more than one year, and return to 13-15%
 margin in Q1 2009
 • $1.4 - $1.9 million net EBITDA drag during second half of 2008 for hospitals under development or in operation less than one year
• $3.4 million sequential earnings decline resulted primarily from a combination of
 $1.5 million lower same store revenues, $0.8 million higher start-up and ramp-up losses, a $0.4 million increase in bad debt expense and a $0.6 million increase in
 SG&A related to infrastructure investments
(1) Includes favorable net self-insurance accruals of approximately $0.2 million in both Q4 and Q3 that are not expected to be repeated on a go-forward basis. In addition, Q3 contains unfavorable contractual allowance adjustments of approximately $1.4 million. Excluding the favorable self-insurance accrual adjustments in Q4 and Q3 and the unfavorable contractual allowance adjustments in Q3, operating losses would have been $1.0 million and $0.4 million in Q4 and Q3, respectively.

(dollars in millions except per share)	2Q 08	1Q 08	4Q 07	3Q 07
Operating Revenues	$185.5	$184.1	$173.6	$172.9
Operating Earnings	$7.5(1)	$8.4	$9.0(2)	$8.2(2)
Net Earnings	$4.5(1)	$4.5	$5.1(2)	$3.9(2)
Diluted Earnings Per Share	$0.25(1)	$0.25	$0.29(2)	$0.22(2)
(1) Includes a favorable pretax net settlement on a non-compete agreement of $0.6 million, or $0.4 million after tax and $0.02 per diluted share.
(2) Includes favorable net self-insurance accruals of approximately $1.4 million and $1.2 million, or
 $0.05 and $0.04 per diluted share after tax in Q4 and Q3, respectively, that are not expected to be repeated on a go-forward basis.
• Second quarter consolidated earnings benefited from improved operating earnings performance in CT and HRS, but were
 negatively impacted by a $3.7 million loss in the Hospital division
Consolidated Financial Summary

(Dollars in thousands)
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Percent of Debt to Total Capital
3/31/08
6/30/08
$ 15,218
415,685
75,700
$250,272
23%
$ 14,345
426,704
71,000
$255,903
 22%
• Cash flow from operations totaled $18.6 million for six
 months ended June 30, 2008 and $52.0 million for the
 last twelve months
Consolidated Balance Sheet

• Maintain targeted margins in operating divisions
• Grow operating revenues sequentially through
 − same store growth
 − net increases in units for all divisions
• Centralize and strengthen support infrastructure for Hospital division
• Address therapist supply issue through academic
 partnerships, campus relations/recruiting and innovative
 initiatives like the Allied Health Research Institute
Primary Objectives

Hospital
Medical/Surgical
Acute
Therapies
Skilled
Nursing
Facilities
HOME

$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
2007

Investment Considerations
Why RehabCare?
Increasing market demand
Unique continuum of care model
Demonstrated ability to grow revenue
organically and through acquisitions
Proven ability to adapt to market
and regulatory changes
Expenditures for post-acute services:
 ✓ Grew $20.4 billion from 2000-2007
 ✓ Projected increase of 150% by 2016
 ✓ Represents 15% of Medicare fee-for-
 service spending
✓ PPS
✓ 75% rule
✓ Part B therapy caps
✓ LTACH 25% rule
One of the longest tenured post-acute providers (established in 1982)
Revenues1
1 excludes StarMed

Forward-looking statements have been provided pursuant to the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many of the factors that ultimately may affect the Company’s ability to achieve the results estimated.
The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Safe Harbor